Investments in and Advances to Affiliates and Notes Receivable from Affiliates	12 Months Ended
Dec. 31, 2015
Investments in and Advances to Affiliates and Notes Receivable from Affiliates
Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Note 4

Investments in and Advances to Affiliates and Notes Receivable from Affiliates

Seaboard’s investments in and advances to non-controlled, non-consolidated affiliates are primarily related to Butterball, LLC (“Butterball”), as discussed below, Commodity Trading and Milling segment foreign businesses conducting flour, maize and feed milling, baking operations and poultry production and processing,  and Daily’s and Seaboard Triumph Foods, LLC in the Pork segment, also discussed below. As of December 31, 2015, the location and percentage ownership of these foreign affiliates are as follows: Botswana (49%),  Democratic Republic of Congo (“DRC”) (50%), Gambia  (50%), Kenya  (35%-49%), Lesotho  (50%), Nigeria  (25%-48%), South Africa  (30%-50%),  and Zambia  (49%) in Africa; Brazil  (50%), Colombia  (40%-42%) and Ecuador  (25%-50%) in South America, Jamaica (50%) and Haiti  (23%) in the Caribbean, and Turkey (25%) in Europe. Also, Seaboard has investments in agricultural commodity trading businesses in Australia (25%), Peru (50%), Uruguay (45%) and United States (40%). Seaboard generally is the primary provider of choice for grains, feed and supplies purchased by these non-controlled affiliates. As Seaboard conducts its agricultural commodity trading business with third parties, consolidated subsidiaries and affiliates on an interrelated basis, cost of sales on affiliates cannot be clearly distinguished without making numerous assumptions, primarily with respect to mark-to-market accounting for commodity derivatives. In addition, Seaboard has investments in and advances to a cargo terminal business in Jamaica  (21%) in the Marine segment, two sugar-related businesses in Argentina  (46%-50%) in the Sugar segment, and one power related business in the Dominican Republic (29.9%). The equity method is used to account for all of the above investments.

Seaboard has a 50% noncontrolling voting interest in Butterball. Butterball is a vertically integrated producer, processor and marketer of branded and non-branded turkey and other products. As of December 31, 2015, Butterball had intangible assets of $111 million for trade name and $74 million for goodwill.

In connection with its initial investment in Butterball in December 2010, Seaboard provided Butterball with a $100 million unsecured subordinated loan (the “subordinated loan”) with a seven-year maturity and interest of 15% per annum, comprised of 5% payable in cash semi-annually, plus 10% pay-in-kind interest, compounded semi-annually, which accumulates and is paid at maturity. Also in connection with providing the subordinated loan, Seaboard received detachable warrants, which upon exercise for a nominal price, would enable Seaboard to acquire an additional 5% equity interest in Butterball. In January 2016, the interest on the subordinated loan was modified to 10% per annum, payable in cash semi-annually and the warrants were also modified, whereby Seaboard can exercise these warrants at any time after December 31, 2018 or prior to December 31, 2025 after which time the warrants expire. Butterball has the right to repurchase the warrants for fair market value. The warrant agreement essentially provides Seaboard with a 52.5% economic interest, as these warrants are in substance an additional equity interest. Therefore, Seaboard records 52.5% of Butterball’s earnings as income from affiliates in the Consolidated Statements of Comprehensive Income. However, all significant corporate governance matters would continue to be shared equally between Seaboard and its partner in Butterball even if the warrants are exercised, unless Seaboard already owns a majority of the voting rights at the time of exercise. The warrants qualify for equity treatment under accounting standards. Accordingly, as of December 2010, the warrants were allocated a value of $11 million, classified as investments in and advances to affiliates on the Consolidated Balance Sheets, and the subordinated loan was allocated a discounted value of $89 million, classified as Notes Receivable from Affiliates on the Consolidated Balance Sheets, of the total $100 million subordinated financing discussed above. The discount on the subordinated loan is being accreted monthly in Interest Income From Affiliates through the maturity date of December 6, 2017. At December 31, 2015 and 2014, the recorded balance of this Note Receivable from Affiliates was $158 million and $141 million, respectively.

On December 31, 2012, Seaboard provided a loan of $81 million to Butterball and was included in Notes Receivable from Affiliates. This loan was made to fund Butterball’s purchase of assets from Gusto Packing Company, Inc., a pork and turkey further processor located in Montgomery, Illinois. In late March 2013, Butterball renegotiated its third-party financing and on March 28, 2013 repaid in full this loan from Seaboard.

During the third quarter of 2011, Seaboard provided a term loan of $13 million to Butterball to pay off capital leases for certain fixed assets which originally were financed with third parties. The effective interest rate on this term loan is approximately 12%. Although the term loan expires on January 31, 2018, Butterball can pay off the term loan prior to such expiration date as Butterball has for sale all of the related assets and is required to remit the proceeds from such sale to Seaboard to repay the loan. As of December 31, 2015 and 2014, the balance of the term loan included in Notes Receivable from Affiliates was $8 million.

As of September 27, 2014, Seaboard’s Pork segment sold to Triumph a 50% interest in Daily’s for cash proceeds of $74 million resulting in a gain on sale of controlling interest in subsidiary of $66 million ($40 million net of taxes, or $34.14 per share) in 2014. Daily’s produces and markets raw and pre-cooked bacon, ham and sausage and has two further processing plants located in Salt Lake City, Utah and Missoula, Montana. The Pork segment currently has a business relationship with Triumph under which Seaboard markets substantially all of the pork products produced at Triumph’s plant in St. Joseph, Missouri. Through September 27, 2014, Seaboard consolidated the operating results of Daily’s as part of its Pork segment operations. As a result of this transaction, Seaboard deconsolidated Daily’s from its Consolidated Balance Sheet as of September 27, 2014 (see Note 1, Supplemental Non-Cash Transactions, for details of the impact on the Consolidated Balance Sheet from this deconsolidation). Seaboard’s remaining 50% investment in Daily’s is accounted for in the Pork segment by using the equity method of accounting. Based on the cash consideration received for this transaction and third-party valuations for fixed assets and certain intangible assets, it was determined the fair value of Seaboard’s remaining 50% investment in Daily’s exceeded book value by $33 million, which is included in the gain on sale above, for a total fair value of $74 million. In addition, both Seaboard and Triumph contributed $2 million each to Daily’s as additional equity to provide Daily’s with additional working capital resulting in a beginning total investment in affiliate of $76 million related to Daily’s. Pro forma results of operations are not presented as the effects of deconsolidation are not material to Seaboard’s results of operations, primarily as Seaboard supplies raw product to Daily’s. Triumph also supplies raw product to Daily’s. It is expected that both Seaboard and Triumph will continue to sell raw product to Daily’s.

On May 13, 2015, Seaboard’s Pork segment and Triumph entered into a new joint venture, Seaboard Triumph Foods, LLC, with equal ownership of 50%. This joint venture is constructing a new pork processing facility in Sioux City, Iowa, with construction expected to be completed by mid-2017. Seaboard agreed to contribute up to $207 million in connection with the development and operation of the facility. As of December 31, 2015, $26 million had been contributed and approximately $97 million is expected to be contributed in 2016, with the remainder due through 2019.

The Commodity Trading and Milling segment has a 50% noncontrolling interest in a bakery located in the DRC, which began operations in the fourth quarter of 2012. As a result of continuing equipment problems, other production challenges and unfavorable local market conditions causing operating losses and challenges in gaining market share, Seaboard’s management determined achieving improved operating results would take significantly longer than initially anticipated. As a result, Seaboard’s management determined there was a decline in value considered other than temporary as of December 31, 2014, and thus Seaboard recorded a write-down of $11 million in loss from affiliate in the fourth quarter of 2014, which represented the remaining equity investment in this business and suspended the use of the equity method as of December 31, 2014. There was no tax benefit from this transaction. As part of its original investment, Seaboard has an interest bearing long-term note receivable from this affiliate with the first payment due June 2015 and a final maturity date of December 2020. No payments were received in 2015, and Seaboard agreed to temporarily waive this default to allow time to work with the business management and its other owners on revisions to the payment schedule to better align with the bakery’s forecasted cash flows. In addition, Seaboard discontinued recognizing further interest income on the note receivable during the fourth quarter of 2014. As of December 31, 2015, the recorded balance of this note receivable and previous accrued interest was $35 million, all classified as long-term given uncertainty of the timing of payments in the future. Based on current cash flow projections, this note receivable was not impaired at December 31, 2015. If the future long-term cash flows of this bakery do not improve and forecasted cash flow projections are not met, there is a possibility that some of the recorded value of the Note Receivable from Affiliate could be deemed uncollectible in the future, which may result in a material charge to earnings. Including this business, as of December 31, 2015, Seaboard had a total of $59 million of investments in, advances to and notes receivable from all of its affiliates in the DRC, which represents the single largest foreign country risk exposure for Seaboard’s equity method investments. One of the other affiliates in the DRC, to which Seaboard sells wheat, is the only supplier of flour to this bakery.

In September 2013, Seaboard invested $17 million in a flour production business in Brazil for a 50% noncontrolling equity interest and provided a $13 million long-term loan to this business. Half of the interest on this long-term note receivable from affiliate is to be paid currently in cash and the other half accrues as pay-in-kind interest. This note receivable matures in September 2020, but can be repaid after one year with Seaboard having the option to convert the note receivable to equity after one year, and the other equity holders having the option to match such conversion with a purchase of new shares to avoid dilution. In addition, at the time of Seaboard’s initial investment in this business, plans included potential future equal additional investments by the owners to improve existing operations and expand operations to improve long-term operating results. In 2015, Seaboard’s share of additional investment and advances totaled $28 million. This business, which has received additional third-party loans during 2015, incurred significant operating losses in 2015 and 2014. Seaboard recorded total losses from affiliate of $60 million and $8 million related to this investment in 2015 and 2014, respectively. Based on current discussions with the business’ other 50% shareholder and the executive management of the business, the extent of the losses and revised financial forecast of the business and the Brazilian economy, the halting of the construction plans for a new plant and the amount of existing third-party debt, Seaboard reserved $22 million for the year ended December 31, 2015, related to its advances and long-term note receivable. These charges were recorded as a reduction to income from affiliates in the Condensed Consolidated Statements of Comprehensive Income and were used to reduce Seaboard's investment in the business, advances and long-term note receivable to zero as of December 31, 2015. As of December 31, 2014, the recorded balance of this note receivable from affiliate was $14 million and Seaboard's equity investment and advances in this business was $12 million. Seaboard also had a gross trade receivable due from affiliate related to this business resulting from sales of grain and supplies of $17 million and $14 million as of December 31, 2015 and December 31, 2014, respectively. Seaboard recorded a reserve of $9 million related to the trade receivable during 2015 based on an analysis of collectability and working capital. Seaboard has begun the legal process, as allowed per the Shareholders Agreement, to convert its debt to equity that, if successful, would allow Seaboard to obtain control of the business during 2016 at which time the entity would become consolidated. However, there is no certainty that Seaboard will successfully be able to obtain control. Included in the Commodity Trading and Milling Segment table below is Seaboard’s Brazil affiliate’s summarized financial information, which includes: net sales of $53 million and $114 million for 2015 and 2014, respectively, net loss of $69 million and $16 million for 2015 and 2014, respectively, total assets of $52 million and $101 million as of December 31, 2015 and 2014, respectively, and third-party debt of $16 million and $15 million, as of December 31, 2015 and 2014, respectively. This business is recorded on a three-month lag.

During the fourth quarter of 2015, Seaboard contributed $13 million in cash,  a small amount of other assets,  certain employees and rights to sell certain agricultural commodities that Seaboard had previously sold through its subsidiary, PS International, LLC, for a 40% noncontrolling interest in a commodity trading business in Atlanta, Georgia.

Also in 2015, Seaboard invested $10 million in an oilseed crushing business in the Republic of Turkey for a 25% noncontrolling interest, $8 million in a flour milling business in Botswana for a 49% noncontrolling interest, and $10 million for a 45% noncontrolling interest in a commodity trading and flour milling business in Uruguay.

During the second quarter of 2015, Seaboard invested an additional $10 million in a business operating a 300 megawatt electricity generating facility in the Dominican Republic and changed its method of accounting from a cost method investment at Corporate to an equity method investment in the Power segment. As a result, Seaboard reclassified the $6 million initial investment from Corporate to the Power segment along with $6 million of Seaboard’s interest in this business’ reported net income since the date of its initial investment, which is reflected as an adjustment to retained earnings as of January 1, 2013. See Note 12 for more information.

In September 2014, Seaboard invested $17 million in a cargo terminal business in Jamaica for a 21% noncontrolling interest. This investment is accounted for in the Marine segment using the equity method reported on a three-month lag basis. Seaboard’s first proportionate share of earnings was recognized in the first quarter of 2015.

In September 2013, Seaboard invested $7 million in a flour milling business located in South Africa for a 49% noncontrolling interest. In July 2013, Seaboard acquired a 50% noncontrolling interest in a flour milling business located in Gambia by making a total investment in and advances to this affiliate of $9 million during 2013.

Combined condensed financial information of the noncontrolled, non-consolidated affiliates for their fiscal periods ended within each of Seaboard’s years ended were as follows:

Pork Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$295	71	—
Net income	$22	7	—
Total assets	$247	175	—
Total liabilities	$17	15	—
Total equity	$230	160	—

Commodity Trading and Milling Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$2,321	2,223	1,908
Net income (loss)	$(52)	(20)	8
Total assets	$1,265	1,132	1,039
Total liabilities	$809	732	615
Total equity	$456	400	424

Marine Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$38	—	—
Net income	$11	—	—
Total assets	$148	119	—
Total liabilities	$30	36	—
Total equity	$118	83	—

Sugar Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$9	9	12
Net income	$2	2	1
Total assets	$9	8	9
Total liabilities	$2	2	3
Total equity	$7	6	6

Power Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$141	50	135
Net income	$12	9	34
Total assets	$327	328	332
Total liabilities	$219	230	243
Total equity	$108	98	89

Turkey Segment	December 31,
(Millions of dollars)	2015	2014	2013
Net sales	$1,902	1,833	1,730
Net income (loss)	$195	104	(20)
Total assets	$1,087	1,021	907
Total liabilities	$541	547	505
Total equity	$546	474	402

At December 31, 2015,  Seaboard’s carrying value of certain of these investments in affiliates was more than its share of the affiliate’s book value by $30 million in the Commodity Trading and Milling segment. The excess is attributable primarily to the valuation of property, plant and equipment and intangible assets. The amortizable assets are being amortized to income (loss) from affiliates over the remaining life of the assets.